                             JOINT FILER INFORMATION

Name:                               MCI WORLDCOM Network Services, Inc.
Address:                            22001 Loudoun County Parkway
                                    Ashburn, VA 20147
Designated Filer:                   MCI WORLDCOM Network Services, Inc.
Issuer & Ticker Symbol:             General Communication, Inc. (GNCMA)
Date of Event Requiring Statement:  December 7, 2004

                                    By: Nicole S. Jones, its Assistant Secretary

                                    Signature:       /s/ Nicole S. Jones           Date: December 16, 2004
                                                --------------------------------         -----------------

Name:                               MCI, Inc.
Address:                            22001 Loudoun County Parkway
                                    Ashburn, VA 20147
Designated Filer:                   MCI WORLDCOM Network Services, Inc.
Issuer & Ticker Symbol:             General Communication, Inc. (GNCMA)
Date of Event Requiring Statement:  December 7, 2004

                                    By: Anastasia Kelly, its
                                        Executive Vice President and
                                        General Counsel

                                    Signature:       /s/ Anastasia Kelly           Date: December 16, 2004
                                                --------------------------------         -----------------

Name:                               MCI Communications Corporation

Address:                            22001 Loudoun County Parkway
                                    Ashburn, VA 20147
Designated Filer:                   MCI WORLDCOM Network Services, Inc.
Issuer & Ticker Symbol:             General Communication, Inc. (GNCMA)
Date of Event Requiring Statement:  December 7, 2004

                                    By: Nicole S. Jones, its Assistant Secretary

                                    Signature:       /s/ Nicole S. Jones           Date: December 16, 2004
                                                --------------------------------         -----------------